TCW ETF TRUST

TCW TRANSFORM 500 ETF

TCW TRANSFORM CLIMATE ETF

TCW TRANSFORM SUPPLY CHAIN ETF

TCW TRANSFORM SCARCITY ETF

(each, a “Fund” and, collectively, the “Funds”)

Supplement dated October 24, 2023 to the Prospectus and Statement of Additional Information
(“SAI”) of each Fund1

This supplement provides new and additional information beyond that contained in each Fund’s Prospectus and SAI and should be read in conjunction with the Fund’s Prospectus and SAI.

Effective October 23, 2023, the following changes are made to the Prospectus and SAI of each Fund.

The fifth paragraph in the section titled “Fund Service Providers” in the Prospectus is deleted in its entirety and replaced with the following:

Glass Lewis & Co., LLC, located at 100 Pine Street, Suite 1925, San Francisco, CA 94111, is the independent proxy voting advisory firm for the Fund.

The sub-section titled “Independent Proxy Voting Advisory Firm” in the section titled “Management and Other Service Providers” in the SAI is deleted in its entirety and replaced with the following:

Glass Lewis & Co., LLC, located at 100 Pine Street, Suite 1925, San Francisco, CA 94111, is the independent proxy voting advisory firm for the Funds.

1 The Prospectus and SAI of each of TCW Transform 500 ETF and TCW Transform Climate ETF is dated March 1, 2023, as revised on April 14, 2023 and October 16, 2023. The Prospectus of TCW Transform Supply Chain ETF is dated December 23, 2022, as revised on February 28, 2023, April 14, 2023 and October 16, 2023. The SAI of TCW Transform Supply Chain ETF is dated March 1, 2023, as revised on April 14, 2023 and October 16, 2023. The Prospectus of TCW Transform Scarcity ETF is dated March 22, 2023, as revised on April 14, 2023 and October 16, 2023. The SAI of TCW Transform Scarcity ETF is dated March 1, 2023, as revised on March 22, 2023, April 14, 2023 and October 16, 2023. Prior to October 13, 2023, TCW Transform 500 ETF, TCW Transform Climate ETF, TCW Transform Supply Chain ETF and TCW Transform Scarcity ETF were known as Engine No. 1 Transform 500 ETF, Engine No. 1 Transform Climate ETF, Engine No. 1 Transform Supply Chain ETF and Engine No. 1 Transform Scarcity ETF, respectively.

The section titled “Proxy Voting Policies and Procedures” in the SAI is deleted in its entirety and replaced with the following:

PROXY VOTING POLICY

The Board of Trustees has delegated the Trust’s proxy voting authority to the Adviser.

Information regarding how the Funds voted proxies related to portfolio securities during the most recent twelve-month period ended June 30 is available:

1.	without charge, upon request, by calling (866) 364-1383;
2.	free of charge, on the Trust’s website at www.TCW.com; or
3.	on the SEC’s website at http://www.sec.gov.

When the Trust receives a request for its proxy voting record, it will send the information disclosed in the Trust’s most recently filed report on Form N-PX via first-class mail (or other means designed to ensure equally prompt delivery) within three business days of receipt of the request. The Trust also posts Form N-PX on its website as soon as is reasonably practicable after it is filed with the SEC.

The following is a summary of the proxy voting guidelines of the Adviser.

TCW INVESTMENT MANAGEMENT COMPANY LLC

SUMMARY OF GLOBAL PROXY VOTING POLICY

TCW, through certain subsidiaries and affiliates acts as investment advisor for a variety of clients, including US-registered investment companies. TCW has the right to vote proxies on behalf of its US registered investment company clients and other clients, and believes that proxy voting rights can be a significant asset of its clients’ holdings.

Accordingly, TCW seeks to exercise that right consistent with its fiduciary duties on behalf of its clients. This policy applies to all discretionary accounts over which TCW has proxy voting responsibility or an obligation to provide proxy voting guidance with respect to the holdings it advises on a model or wrap basis.

While the Global Proxy Voting Policy, Guidelines, and Procedures (the “Policy”) outlined here are written to apply internationally, differences in local practice and law make a universal application of these guidelines impractical. As a consequence, it is important to note that each proposal is considered individually, reflecting the effects on the specific company and unique attributes of the industry and/or geography. In addition, this document serves as a set of general guidelines, not hardcoded rules, which are designed to aid us in voting proxies for TCW and not necessarily in making investment decisions. At TCW, we reserve the right in all cases to vote in contravention of the guidelines outlined in this Policy where doing so is judged to represent the best interests of its clients in the specific situation.

Engagement and Active Ownership Philosophy

As we seek to deliver on our client’s financial objectives, engagement and active ownership are integral components of TCW’s research and investment process. Our data-informed engagement and active ownership practices achieve several objectives. The information elicited from these practices not only helps improve our fundamental research, but our engagement and active ownership practices may also have positive impacts on the company or other entities by suggesting best practices in addressing critical, financially material issues in areas of sustainability, corporate governance, or executive compensation.

Our approach to engagement and active ownership encompasses a variety of tools tailored to different asset classes. Engagement is a practice applied to all our investments, spanning equity and fixed income, in both private and public markets. Proxy voting, on the other hand, is primarily relevant to public equities. Situations in which we find ourselves as a significant or controlling shareholder, or situations where we are the lead debt holder in a special situation occur primarily within our private business and demand a more tailored approach. We also actively engage with the industry in question to help leverage our expertise and improve industry practices more broadly.

Our portfolio managers, research analysts, and sustainable investment analysts collaborate closely in our ongoing dialogues with companies, investee entities, as well as suppliers, customers, competitors, and the broader industry. Our objective is, wherever feasible, to pursue engagement in an integrated fashion, bringing together investment professionals from sustainability and fundamental research teams, often focused on different parts of the capital structure. This integrated approach to engagement forms the cornerstone of our active ownership responsibilities and guides the investment choices we make on behalf of our clients. As an example, TCW analysts covering the same company from sustainability, corporate credit, and public equity research teams frequently find themselves jointly engaging with management on topics related to corporate strategy and governance, as well as climate-related business plans, executive compensation, and diversity of perspectives on the board.

The depth and breadth of TCW’s investments provides an important platform by which we engage with companies and other entities. Engagement is not just about having a dialogue with companies and other entities that already demonstrate a comprehensive approach to sustainability; it is also about engaging with companies and other entities that have less advanced sustainability practices. Our primary goal with engagement is to advance best practices in governance, transparency, and the management of identified material risks to ultimately drive long-term value in the investments we make on behalf of our clients.

Engagement is a dynamic and long-term process that evolves over multiple years. While change may require considerable time to materialize, our analysts continually reinforce and monitor our engagement objectives during their regular interactions with companies and other entities. Lack of responsiveness or progress is duly reflected in their assessments of investee entities, potentially leading to further actions as deemed necessary. We maintain a record of our engagements and may provide our clients with the understanding of both the volume and depth of engagements.

Proxy Voting Procedures

TCW will make every reasonable effort to execute proxy votes on behalf of its clients prior to the applicable deadlines. However, TCW often relies on third parties, including custodians and clients, for the timely provision of proxy ballots. TCW may be unable to execute on proxy votes if it does not receive requisite materials with sufficient time to review and process them.

Proxy Committee

In order to carry out its fiduciary responsibilities in the voting of proxies for its clients, TCW has established a proxy voting committee (the “Proxy Committee”). The Proxy Committee generally meets quarterly (or at such other frequency as determined by the Proxy Committee), and its duties include establishing and maintaining the Policy, overseeing the internal proxy voting process, and reviewing proxy voting proposals and issues that may not be covered by the Policy. The Proxy Committee has been working with TCW’s equity investment teams to evolve TCW’s engagement process, proxy voting philosophy, scope of coverage, and execution.

Proxy Voting Services

TCW also uses outside proxy voting services (each an “Outside Service”) to help manage the proxy voting process. An Outside Service facilitates TCW’s voting according to the Policy (or, if applicable, according to guidelines submitted by TCW’s clients) by providing proxy research, an enhanced voting technology solution, and record keeping and reporting system(s). To supplement its own research and analysis in determining how best to vote a particular proxy proposal, TCW may utilize research, analysis or recommendations provided by the proxy voting service on a case-by-case basis. TCW does not as a policy follow the assessments or recommendations provided by the proxy voting service without its own determination and review. Under specified circumstances described below involving potential conflicts of interest, an Outside Service may also be requested to help decide certain proxy votes. In those instances, the Proxy Committee shall review and evaluate the voting recommendations of such Outside Service to ensure that recommendations are consistent with TCW’s clients’ best interests.

Sub-Adviser

Where TCW has retained the services of a Sub-Adviser to provide day-to-day portfolio management for the portfolio, TCW may delegate proxy voting authority to the Sub-Adviser; provided that the Sub-Adviser either (1) follows TCW’s Proxy Voting Policy and Procedures; or (2) has demonstrated that its proxy voting policies and procedures (“Sub-Adviser’s Proxy Voting Policies and Procedures”) are in the best interests of TCW’s clients and appear to comply with governing regulations. TCW also shall be provided the opportunity to review a Sub-Adviser’s Proxy Voting Policy and Procedures as deemed necessary or appropriate by TCW.

Conflicts of Interest

In the event a potential conflict of interest arises in the context of voting proxies for TCW’s clients, TCW will cast its votes according to the Policies or any applicable guidelines provided by TCW’s clients. In cases where a conflict of interest exists and there is no predetermined vote, the Proxy Committee will vote the proposals in a manner consistent with established conflict of interest procedures.

Proxy Voting Information and Recordkeeping

Upon request, TCW provides proxy voting records to its clients. TCW shall disclose the present policy as well as the results of its implementation (including the way TCW has voted) on its website in accordance with applicable law.

TCW or an Outside Service will keep records of the following items: (i) Proxy Voting Policies and any other proxy voting procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes cast on behalf of clients (if maintained by an Outside Service, that Outside Service will provide copies of those records promptly upon request); (iv) records of written requests for proxy voting information and TCW’s response; and (v) any documents prepared by TCW that were material to making a decision on how to vote, or that memorialized the basis for the decision. Additionally, TCW or an Outside Service will maintain any documentation related to an identified material conflict of interest.

TCW or an Outside Service will maintain these records in an easily accessible place for at least seven years from the end of the fiscal year during which the last entry was made on such record. For the most recent two years, TCW or an Outside Service will store such records at its principal office.

International Proxy Voting

While TCW utilizes these Proxy Voting Policies for both international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is relatively easy to vote proxies, as the proxies are automatically received and may be voted by mail or electronically.

For proxies of non-U.S. companies, although it is typically both difficult and costly to vote proxies, TCW will make every reasonable effort to vote such proxies.

Proxy Voting Guidelines

TCW has established guidelines to reflect TCW’s general position and practice on certain key issues, including sustainable issues. As stated previously, to preserve the ability of its portfolio managers and investment teams to make the best decisions in each case, such guidelines are intended only to provide context on topical issues. The full Policy is reviewed and updated as necessary, but at least annually, by the Proxy Committee.

As a signatory to the United Nations Principles for Responsible Investment, TCW also recognizes that applying certain sustainable principles may better align investors with broader objectives of society. In making proxy voting decisions, one key consideration, among other themes, is the materiality of sustainable factors to a company’s business activity and relevance to shareholder value. TCW believes that sustainable factors can affect the performance of investment portfolios (to varying degrees across companies, sectors, regions, asset classes and through time).

Additional Information

A description of TCW’s policies and procedures relating to proxy voting and class actions can also be found in the firm’s Part 2A of Form ADV. A copy of TCW’s Form ADV is available to clients upon request to the Proxy Specialist.

A copy of the Policy is also available on the Trust’s website at https://tcw.com.

Appendix A to the SAI is deleted in its entirety.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE